June 30, 2006

Mr. David B. Swank
Chief Financial Officer
Diomed Holdings, Inc.
One Dundee Park
P.O. Box 97 Andover, MA 01810

Dear David:

      Roth Capital Partners, LLC ("we," "us" or "RCP") is pleased to act as financial advisor and co-placement agent for Diomed Holdings, Inc. ("you" or the "Company") in connection with your proposed private placement. The terms of our engagement are set forth below in this letter (this "Agreement"). We look forward to working with you.

1.    The Offering.

            (a) The Company currently  anticipates  raising between $7.5 and $10 million  involving  the  sale  in a  private  placement  financing  of the
      Company's equity or equity-linked securities (the "Offering") to institutional investors (the "Investors"). Of the funds to be raised in the Offering, the Company anticipates that certain amounts will be raised from (a) Investors previously introduced to the Company by RCP and with which RCP has substantial prior relationships, the names of which are listed on the attached Schedule A (the "Existing RCP Investors"), pursuant to the exercise of certain participation rights that are held by such Existing RCP Investors, and (b) after the time at which the Company provides written consent to approach such investors generally, Investors with which RCP has substantial prior relationships but are not stockholders of the Company (the "New RCP Investors"). In addition, it is possible that certain stockholders of the Company may exercise certain "MFN Rights" under which they will exchange their current investment in the Company for securities to be issued in the Offering. The actual terms of the Offering will depend on market conditions, and will be subject to negotiation between the Company and prospective Investors.

            (b) Although we cannot guarantee you that we will be able to raise new capital, we will conduct the offering on a "best efforts" basis.

            (c) In turn, during the term of our engagement, you agree not to engage any other financial advisor, placement agent or finder to raise capital (including debt) for you, except for Musket Research Associates, Inc. ("MRA").

            (d) We will not approach any New RCP Investor without the Company's prior written consent as to the identity of the New RCP Investor.

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Diomed, Inc.
Page 2

            (e) We will provide feedback to the Board of Directors of the Company with respect to our views as to the terms and conditions of the financing and how such terms and conditions compare with other transactions with which we are familiar in the current financing environment for companies comparable to the Company. The foregoing will not be a "fairness opinion" but rather will informal advice be provided to assist the Board of Directors in making its own determination, in the business judgment of the Board of Directors, of whether consummating the Offering is, or such Offering terms and conditions are, acceptable to the Company


2.    Fees and Expenses.

            (a) Contemporaneously with the consummation of the Offering, such that all of the funds to be raised in connection therewith have been paid to the Company (the "Proceeds"), the Company will pay us a fee equal to
      (i) cash equal to six percent (6%) of the amount raised by us from Existing RCP Investors and New RCP Investors and (ii) common stock purchase warrants equal in number to five percent (5%) of the number of common share equivalents purchased by New RCP Investors, in each case exclusive of any participation in the exchange under any existing "MFN Rights." Such fee shall constitute the complete and full compensation payable to us and our agents arising from the Offering and the sale by the Company of securities thereunder to the Investors (including the RCP Investors and all other Investors), and neither the Company nor any of its agents, successors or assigns shall be entitled to any additional payment whatsoever hereunder, including in the event that the Company enters into any subsequent financing transaction of any nature with any one or more of the Investors (including the RCP Investors and all other Investors) in the Offering.

3.    Term of Engagement.

            (a) The term of our engagement will be the later of thirty days commencing on the day this Agreement is signed by Company or upon the close of the Offering. However, either party may terminate our engagement at any time upon 5 days written notice to the other party. Upon termination, we will be entitled to collect all fees earned (if any) through the date of termination.

4.    Representations and Warranties.

            (a) We hereby represent and warrant to the Company that RCP is a duly-licensed broker-dealer and has all requisite approvals, power, licenses and registrations as are required to provide its services to the Company as set forth herein.

            (b) You agree that, in connection with the Offering, you will enter into subscription, registration rights and other customary agreements, and that your counsel will supply an opinion letter on the transaction, all of which will be in form and substance reasonably acceptable to, and addressed to, us and the Investors.

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Diomed, Inc.
Page 3

            (c) You further  agree that we may rely upon,  and are a third party
      beneficiary  of,  the   representations   and  warranties  and  applicable
      covenants, set forth in any agreements with Investors in the Offering.


      5. Diligence; Information. In connection with RCP's activities on your behalf, you will furnish RCP with all financial and other information regarding the Company that RCP reasonably believes appropriate to its assignment (all such information so furnished by the Company, whether furnished before or after the date of this Agreement, being referred to herein as the "Information"). The Company will provide RCP with reasonable access to the officers, directors, employees, independent accountants, legal counsel and other advisors and consultants of the Company. You recognize and agree that RCP (i) will use and rely primarily on the Information and information available from generally recognized public sources in performing the services contemplated by this Agreement without independently verifying the Information or such other information, (ii) does not assume responsibility for the accuracy of the Information or such other information, and (iii) will not make an appraisal of any assets or liabilities owned or controlled by the Company or its market competitors. We will maintain the confidentiality of the Information and, unless and until such information shall have been made publicly available by the Company or by others without breach of a confidentiality agreement, shall disclose the Information only as authorized by the Company or as required by law or by order of a governmental authority or court of competent jurisdiction. If we are legally required to make disclosure of any of the Information, we will give notice to the Company prior to such disclosure, to the extent that we can practically do so.


      The foregoing paragraph shall not apply to information that:

      (i) at the time of disclosure by the Company is, or thereafter becomes, generally available to the public or within the industries in which the Company or its affiliates conduct business, other than as a direct result of a breach by us of our obligations under this Agreement;

      (ii) prior to or at the time of disclosure by the Company, was already in the possession of, or conceived by, us or any of our affiliates, or could have been developed by them from information then in their possession, by the application of other information or techniques in their possession, generally available to the public, or available to us or our affiliates other than from the Company (including as previously provided to us by the Company);

      (iii) at the time of disclosure by the Company or thereafter, is obtained by us or any of our affiliates from a third party who we reasonably believe to be in possession of the information not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or

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Diomed, Inc.
Page 4

      (iv)  is independently developed by us or our affiliates.

      Nothing in this Agreement shall be construed to limit the ability of RCP or its affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities other than the Company, notwithstanding that such entities may be engaged in a business which is similar to or competitive with the business of the Company, and notwithstanding that such entities may have actual or potential operations, products, services, plans, ideas, customers or supplies similar or identical to the Company's, or may have been identified by the Company as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship. The Company expressly acknowledges and agrees that it does not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.

      6. Indemnification and Contribution. The Company agrees to indemnify RCP and its controlling persons, representatives and agents in accordance with the indemnification provisions set forth in Appendix I, which is incorporated herein by this reference. These provisions will apply regardless of whether the proposed Offering is consummated or this Agreement is terminated.

      7. Other RCP Engagements. Nothing in this Agreement shall be construed to limit the ability of RCP or its affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with entities other than the Company, notwithstanding that such entities may be engaged in a business which is similar to or competitive with the business of the Company, and notwithstanding that such entities may have actual or potential operations, products, services, plans, ideas, customers or supplies similar or identical to the Company's, or may have been identified by the Company as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship. The Company expressly acknowledges and agrees that it does not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.

      8. Other Finders and Placement Agents. You represent and warrant that, with the exception of MRA, there is no other person or entity that is entitled to a finder's fee or any type of brokerage commission in connection with the Offering as a result of any agreement or understanding with the Company.

      9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be wholly performed therein without giving effect to its conflicts of laws principles or rules. The Company and RCP agree that any dispute concerning this Agreement shall be resolved through binding arbitration conducted by a panel of three arbitrators, one chosen by the Company, one chosen by RCP and the third chosen by the two arbitrators selected by the parties, pursuant to the commercial arbitration rules of the American Arbitration Association. If the parties are unable to reach agreement on the arbitration panel, the arbitrators will be appointed pursuant to the applicable commercial rules of the American Arbitration Association. Arbitration will be venued in New York County, in the City and State of New York.

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Diomed, Inc.
Page 5

      10. Announcement of Offering. If the Offering is consummated, RCP may, at its expense, place an announcement in such newspapers and periodicals as RCP may desire, provided, that the Company shall have given its prior approval of each such announcement as to its content and form, such approval not to be unreasonably withheld.

      11. Advice to the Board. The Company acknowledges that any advice given by us to you (including without limitation such advice as may be given pursuant to section 1(e) hereof) is solely for benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without our prior written consent. If disclosure of our advice is required by law or in your view is necessary for the defense of any proceeding, then, notwithstanding the foregoing, you may disclose such advice so long as you shall, prior to such disclosure, afford us the opportunity to review in advance the portion of such disclosure which mentions us or our advice and to approve the form thereof, such approval not to be unreasonably withheld by us.

      12. Entire Agreement. This Agreement (including any schedules and appendices hereto) constitutes the entire agreement between the parties and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements, written or oral, between them relating to the subject matter hereof.


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Diomed, Inc.
Page 6


      We look forward to working with you toward the successful conclusion of this engagement, and developing a long-term relationship with the Company.


Very truly yours,

ROTH CAPITAL PARTNERS, LLC


By:
    ----------------------------------------------------------
         Christopher D. Jennings

         Managing Director


Confirmed and accepted as of this 30 day of June, 2006:

DIOMED, INC.

By:
    ----------------------------------------
         David B. Swank

         Chief Financial Officer



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Diomed, Inc.
Page 7


                                   APPENDIX I


                        INDEMNIFICATION AND CONTRIBUTION

      The Company agrees to indemnify and hold harmless RCP and its affiliates (as defined in Rule 405 under the Securities Act of 1933, as amended) and their respective directors, officers, employees, agents and controlling persons (RCP and each such person being an "Indemnified Party") from and against all losses, claims, damages and liabilities (or actions, including shareholder actions, in respect thereof), joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, which are related to or result from the performance by RCP of the services that are the subject of this Agreement and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by the Company. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions, (i) for any settlement by an Indemnified Party effected without its prior written consent (not to be unreasonably withheld); or (ii) to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from RCP's willful misconduct or gross negligence. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of RCP pursuant to, or the performance by RCP of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from RCP's willful misconduct or gross negligence in performing the services that are the subject of this Agreement.

      Promptly after receipt by an Indemnified Party of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the Company pursuant hereto, promptly notify the Company in writing of the same. In case any such action is brought against any Indemnified Party and such Indemnified Party notifies the Company of the commencement thereof, the Company may elect to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and an Indemnified Party may employ counsel to participate in the defense of any such action provided, that the employment of such counsel shall be at the Indemnified Party's own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Indemnifying Party to conduct the defense of both the Company and the Indemnified Party (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys representing Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph shall not affect such Indemnified Party's right to be indemnified hereunder, except to the extent that such failure or delay causes actual harm to the Company, or prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party.

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Diomed, Inc.
Page 8

      If the indemnification provided for in this Agreement is for any reason held unenforceable by an Indemnified Party, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and RCP on the other hand, of the Offering as contemplated whether or not the Offering is consummated or, (ii) if (but only if) the allocation provided for in clause (i) is for any reason unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand and RCP, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and RCP of the Offering as contemplated shall be deemed to be in the same proportion that the total value received or contemplated to be received by the Company or its shareholders, as the case may be, as a result of or in connection with the Offering bear to the fees paid or to be paid to RCP under this Agreement. Notwithstanding the foregoing, the Company expressly agrees that RCP shall not be required to contribute any amount in excess of the amount by which fees paid RCP hereunder (excluding reimbursable expenses), exceeds the amount of any damages which RCP has otherwise been required to pay.

      The Company agrees that without RCP's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding  in  respect  of which  indemnification  could be  sought  under  the indemnification provisions of this Agreement (in which RCP or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

      In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse RCP on a monthly basis for all expenses incurred by it in connection with such Indemnified Party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

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Diomed, Inc.
Page 9


      If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitral award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitral award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

      The provisions of this Appendix I shall survive any termination or completion of the engagement provided by this Agreement.